EXHIBIT 99.4

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Product Type               Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
Fixed                      2,218 238,860,845.86    83.62  7.7671 86.990      2     75.528   13.413    6.686      638  71.771   5.324
Balloon                      557  46,800,899.99    16.38  8.3390 87.968      3     70.020    9.416    7.015      640  74.524  20.350
Total:                     2,775 285,661,745.85   100.00  7.8608 87.151      3     74.625   12.758    6.740      638  72.222   7.786



                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Lien Position              Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
First                      2,092 263,421,491.27    92.21  7.6376 86.622      2     75.777   12.979    7.175      638  70.956   0.000
Second                       683  22,240,254.58     7.79 10.5050 93.414      3     60.985   10.144    1.584      645  87.220 100.000
Total:                     2,775 285,661,745.85   100.00  7.8608 87.151      3     74.625   12.758    6.740      638  72.222   7.786




                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Principal Balance ($)      Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
0.01 to 25,000.00            297   5,345,713.95     1.87 10.8180 94.151      4     49.222    5.468    2.964      645  91.054  93.996
25,000.01 to 50,000.00       467  17,639,714.74     6.18  9.7777 84.958      3     63.471   10.558   12.334      639  65.501  62.295
50,000.01 to 75,000.00       409  25,471,968.20     8.92  8.4811 84.826      3     71.916   10.286   11.612      635  66.728  18.537
75,000.01 to 100,000.00      400  35,246,443.21    12.34  7.8604 86.765      2     77.993    8.231    7.778      639  73.624   3.959
100,000.01 to 125,000.00     315  35,194,442.30    12.32  7.6371 88.310      2     76.852    7.201    7.280      643  75.017   0.311
125,000.01 to 150,000.00     270  36,847,573.71    12.90  7.6387 88.532      2     77.115    8.261    6.272      636  77.533   0.000
150,000.01 to 175,000.00     187  30,313,612.71    10.61  7.5447 87.558      2     73.276    8.575    4.254      637  71.639   0.000
175,000.01 to 200,000.00     124  23,193,709.32     8.12  7.5365 86.785      3     75.873   15.207    7.382      636  69.202   0.000
200,000.01 to 225,000.00      98  20,895,343.00     7.31  7.5126 87.711      2     78.658   14.360    1.956      628  74.700   0.000
225,000.01 to 250,000.00      84  19,936,024.88     6.98  7.4952 85.192      3     77.624   24.924    5.961      647  69.005   0.000
250,000.01 to 275,000.00      49  12,863,805.37     4.50  7.2681 88.851      2     77.437   22.510    2.062      635  81.734   0.000
275,000.01 to 300,000.00      40  11,446,481.44     4.01  7.4670 88.036      2     72.490   19.904    7.366      641  72.660   0.000
300,000.01 to 325,000.00      27   8,461,962.91     2.96  7.3116 86.948      3     66.906   29.788    7.546      657  62.775   0.000
325,000.01 to 350,000.00       5   1,688,612.80     0.59  7.2948 78.074      4    100.000   59.864    0.000      633  19.425   0.000
350,000.01 to 375,000.00       2     727,129.19     0.25  7.8785 81.123      3     49.314    0.000    0.000      686  50.686   0.000
375,000.01 to 400,000.00       1     389,208.12     0.14  7.9900 75.000      3    100.000  100.000    0.000      606   0.000   0.000
Total:                     2,775 285,661,745.85   100.00  7.8608 87.151      3     74.625   12.758    6.740      638  72.222   7.786

Min: 6,649.74
Max: 389,208.12
Average: 102,941.17

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Agency Balance Status      Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
Conforming                 2,775    285,661,746      100       8     87      3         75       13        7      638      72       8
Total:                     2,775 285,661,745.85   100.00  7.8608 87.151      3     74.625   12.758    6.740      638  72.222   7.786

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Mortgage Rate (%)          Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
5.501 to 6.000                10   2,071,593.86     0.73  5.9437 73.731      2     60.983   37.407    0.000      701  21.424   0.000
6.001 to 6.500                49      8,031,118        3       6     76      2         72       20        4      656      34       0
6.501 to 7.000               422  61,061,070.42    21.38  6.9144 86.847      2     77.457   12.018    2.074      648  72.536   0.087
7.001 to 7.500               487  65,759,474.04    23.02  7.3575 87.665      2     79.667   11.932    4.818      640  73.063   0.118
7.501 to 8.000               568  70,191,447.15    24.57  7.8374 87.658      2     80.146   13.040    7.870      634  74.710   0.374
8.001 to 8.500               281  31,157,091.08    10.91  8.3447 88.584      3     65.159   10.166   11.855      633  76.717   1.613
8.501 to 9.000               205  18,502,589.33     6.48  8.8488 85.883      4     67.255   13.547   16.715      627  70.785   9.077
9.001 to 9.500               130   7,462,782.83     2.61  9.3829 84.455      3     64.706   20.243   11.554      623  61.639  32.507
9.501 to 10.000              158   6,827,142.58     2.39  9.9027 90.008      3     67.773   11.563   10.507      632  75.028  62.782
10.001 to 10.500             107   3,917,175.13     1.37 10.3920 86.830      4     56.339   11.443    6.806      637  68.071  80.943
10.501 to 11.000             163   5,212,051.34     1.82 10.8939 90.694      4     56.379    5.609    1.915      628  81.662  89.766
11.001 to 11.500              57   1,674,464.78     0.59 11.2918 93.911      4     54.860    4.756    1.650      633  92.012  92.012
11.501 to 12.000              44   1,262,524.82     0.44 11.9421 91.557      5     46.479   35.016    4.453      644  86.359  93.075
12.001 to 12.500              26     878,397.40     0.31 12.3618 89.048      5     50.191   26.602    5.118      628  77.188  82.307
12.501 to 13.000              47   1,226,465.45     0.43 12.8565 92.804      4     45.834   22.169    9.034      637  79.458  98.829
13.001 to 13.500               9     176,783.11     0.06 13.4305 95.980      5     55.391    0.000    0.000      632 100.000 100.000
13.501 to 14.000               6     136,807.79     0.05 13.7872 92.158      7    100.000   13.906    0.000      627  78.418 100.000
14.001 to 14.500               4      90,262.17     0.03 14.3106 90.255     12    100.000    0.000    0.000      622 100.000 100.000
14.501 to 15.000               2      22504.360    0.010  14.905 88.199 17.000     45.020    0.000    0.000  625.000 100.000 100.000
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Min: 5.750
Max: 14.990
Weighted Average: 7.861

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
Original Loan to                   Principal    Principal                                           % NOO &          % CLTV % Second
Value Ratio (%)            Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
0.01 to 5.00                   6      53,836.87     0.02 12.5101 92.467     11     18.101   18.101    0.000      609 100.000 100.000
5.01 to 10.00                 84   1,719,153.35     0.60 10.8703 85.081      4     69.018    8.861    0.000      633  83.877  92.840
10.01 to 15.00               122      3,544,375        1      10     84      3         74       15        4      634      73      98
15.01 to 20.00               391  12,806,686.81     4.48 10.5300 94.042      3     47.053    9.560    1.758      648  88.578  96.383
20.01 to 25.00                52   2,294,734.50     0.80 10.0737 83.377      4     85.821   10.356    0.000      643  68.409  89.241
25.01 to 30.00                23   1,352,826.63     0.47  9.6827 80.119      4     96.956   16.921    0.000      627  64.189  88.809
30.01 to 35.00                21   1,125,633.25     0.39  9.8358 82.377      4     86.888    0.000    4.426      657  80.708  80.708
35.01 to 40.00                18   1,379,316.46     0.48  7.9731 47.055      3     57.149   16.811    7.060      642  16.456  16.456
40.01 to 45.00                10     550,886.33     0.19  8.6168 61.513      3    100.000    0.000    0.000      620  35.719  35.719
45.01 to 50.00                19   1,590,794.50     0.56  7.4628 50.657      2     64.301   19.659    0.000      617   6.278   6.278
50.01 to 55.00                32   3,175,280.02     1.11  7.7000 54.651      3     77.798   16.759   24.037      637   3.241   3.241
55.01 to 60.00                40   3,757,654.00     1.32  7.7636 57.740      3     83.797   17.284   16.159      613   0.000   0.000
60.01 to 65.00                47   5,413,112.46     1.89  7.5921 63.018      3     85.448   34.832    8.152      621   0.000   0.000
65.01 to 70.00                75   9,296,210.52     3.25  7.5959 68.451      3     76.406   23.030   18.580      622   0.000   0.000
70.01 to 75.00               118  14,794,760.90     5.18  7.6335 73.472      3     87.705   32.982   12.652      622   0.000   0.000
75.01 to 80.00               297  35,893,123.97    12.56  7.6436 79.288      2     76.565   32.308   18.379      634   0.000   0.000
80.01 to 85.00               263  33,082,567.45    11.58  7.7489 84.065      2     79.671   21.603   12.367      619 100.000   0.000
85.01 to 90.00               409  54,440,943.37    19.06  7.5876 89.486      2     75.003    8.130    3.140      629 100.000   0.000
90.01 to 95.00               246  31,575,643.42    11.05  7.5695 93.831      2     73.614    0.808    0.600      639 100.000   0.000
95.01 to 100.00              502   67814206.450   23.740   7.643 99.610  2.000     71.477    0.000    1.114  665.000 100.000   0.000
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Min: 3.68
Max: 100.00
Weighted Average: 81.40

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
Combined Loan to                   Principal    Principal                                           % NOO &          % CLTV % Second
 Value Ratio (%)           Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
5.01 to 10.00                  2     123,084.31     0.04  9.0042 10.000      2    100.000    0.000    0.000      634   0.000   0.000
10.01 to 15.00                 3      81,731.44     0.03 10.9126 13.691      4    100.000    0.000    0.000      568   0.000   0.000
15.01 to 20.00                10        473,205        0       9     18      2         73       28        0      599       0       2
20.01 to 25.00                 5     246,889.68     0.09  7.7761 22.729      3    100.000    0.000    0.000      588   0.000   0.000
25.01 to 30.00                 3     250,935.75     0.09  7.8472 27.334      3    100.000   39.670    0.000      612   0.000  39.670
30.01 to 35.00                 5     276,929.17     0.10  8.8474 32.675      4    100.000   21.584   17.990      666   0.000  21.584
35.01 to 40.00                16   1,202,106.38     0.42  7.6987 37.759      3     50.832   23.430    8.101      639   0.000   4.141
40.01 to 45.00                 7     354,114.75     0.12  8.2996 42.553      4    100.000    0.000    0.000      611   0.000   0.000
45.01 to 50.00                19   1,517,283.61     0.53  7.2513 47.394      3     62.571   20.612    0.000      616   0.000   1.737
50.01 to 55.00                33   3,187,653.68     1.12  7.7743 53.121      3     76.474   18.105   25.354      637   0.000   3.617
55.01 to 60.00                41   3,807,626.63     1.33  7.7797 57.756      3     84.009   17.057   15.947      613   0.000   1.312
60.01 to 65.00                54   5,689,321.76     1.99  7.7231 63.059      3     84.468   33.402    7.756      621   0.000   4.855
65.01 to 70.00                86   9,883,092.85     3.46  7.7434 68.393      3     76.834   25.080   18.450      622   0.000   5.938
70.01 to 75.00               134  15,496,723.66     5.42  7.7636 73.484      3     88.095   33.769   12.388      624   0.000   4.530
75.01 to 80.00               321  36,759,709.11    12.87  7.7057 79.272      2     76.706   32.374   17.945      634   0.000   2.357
80.01 to 85.00               284  33,888,853.33    11.86  7.7963 84.058      2     79.919   21.719   12.217      620 100.000   2.379
85.01 to 90.00               479  56,556,633.41    19.80  7.6967 89.470      2     75.196    7.984    3.022      629 100.000   3.741
90.01 to 95.00               321  34,194,156.17    11.97  7.7817 93.832      2     74.264    0.802    0.554      639 100.000   7.658
95.01 to 100.00              952   81671694.980   28.590   8.148 99.627  2.000     67.397    0.821    1.065  663.000 100.000  16.967
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Min: 10.00
Max: 100.00
Weighted Average: 87.15

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
FICO Score                 Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
501 to 525                     1      52,620.13     0.02  7.9900 60.000      5    100.000    0.000    0.000      525   0.000   0.000
526 to 550                    70   8,191,526.90     2.87  8.1975 74.848      2     92.259    0.000    0.896      540  29.440   0.000
551 to 575                   143     16,753,427        6       8     79      2         85        1        3      566      56       1
576 to 600                   276  29,830,892.15    10.44  7.8988 81.894      2     83.581    7.249    3.552      589  64.083   3.542
601 to 625                   578  59,011,810.13    20.66  7.9420 86.430      3     77.796   10.177    5.303      614  74.060   8.414
626 to 650                   715  67,280,439.71    23.55  8.0579 89.511      3     73.344   14.057    5.149      637  76.005  12.593
651 to 675                   495  50,961,784.02    17.84  7.7808 90.572      3     72.123   16.641   10.809      662  79.661   8.222
676 to 700                   242  26,227,458.80     9.18  7.4844 88.439      3     68.140   19.567    5.671      685  73.312   5.787
701 to 725                   114  13,005,183.44     4.55  7.5069 89.506      2     69.969   22.215   18.865      712  75.039   4.444
726 to 750                    77   7,795,645.00     2.73  7.5136 90.726      3     56.150   21.420    7.909      736  78.762   8.565
751 to 775                    43   4,925,215.39     1.72  7.3984 91.315      3     43.488    6.600   11.598      761  76.315   6.128
876 to 800                    19   1,499,599.94     0.52  8.0143 82.841      2     56.499   15.025   26.300      788  58.343  16.679
801 to 825                     2     126143.470    0.040   8.814 87.196  2.000      0.000    0.000   57.225  804.000 100.000   0.000
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Min: 525
Max: 806
Weighted Average: 638



                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Original Term (Months)     Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
49 to 60                       4      83,756.87     0.03  9.8905 81.688      8     12.525    0.000    0.000      652  28.973  28.973
73 to 84                       1      20,624.72     0.01  9.5000 99.146      1    100.000    0.000    0.000      654 100.000 100.000
109 to 120                    35      1,621,358        1       9     77      3         75        2       17      621      43      32
133 to 144                     1     124,613.60     0.04  8.2500 92.685      1    100.000    0.000    0.000      595 100.000   0.000
169 to 180                   909  63,310,051.06    22.16  8.4228 87.010      3     71.414   10.010    6.147      640  72.061  23.855
229 to 240                   299  18,658,641.27     6.53  8.5759 86.078      3     79.409   12.057    2.950      637  68.426  34.379
289 to 300                     2     371,394.58     0.13  7.2431 90.000      5    100.000    0.000    0.000      640 100.000   0.000
349 to 360                 1,524  201471305.890   70.530   7.612 87.369  2.000     75.146   13.813    7.216  638.000  72.808   0.079
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Min: 60
Max: 360
Weighted Average: 311

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
Remaining Term                     Principal    Principal                                           % NOO &          % CLTV % Second
to Maturity (Months)       Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
49 to 60                       4      83,756.87     0.03  9.8905 81.688      8     12.525    0.000    0.000      652  28.973  28.973
73 to 84                       1      20,624.72     0.01  9.5000 99.146      1    100.000    0.000    0.000      654 100.000 100.000
97 to 108                      3      32,512.21     0.01 11.5929 92.740     20     71.579   58.393    0.000      673 100.000 100.000
109 to 120                    32      1,588,846        1       9     77      3         75        1       17      620      42      31
133 to 144                     1     124,613.60     0.04  8.2500 92.685      1    100.000    0.000    0.000      595 100.000   0.000
157 to 168                    34   2,483,149.64     0.87  9.0366 83.151     16     52.483    7.853    9.427      641  64.324  14.064
169 to 180                   875  60,826,901.42    21.29  8.3977 87.168      3     72.186   10.098    6.013      640  72.377  24.254
217 to 228                     8     588,812.38     0.21  8.5735 81.983     15     65.211    0.000    6.396      642  43.703  19.133
229 to 240                   291  18,069,828.89     6.33  8.5760 86.212      2     79.871   12.449    2.837      637  69.232  34.876
289 to 300                     2     371,394.58     0.13  7.2431 90.000      5    100.000    0.000    0.000      640 100.000   0.000
325 to 336                     1      23,697.12     0.01 10.7400 74.750     24      0.000    0.000    0.000      591   0.000   0.000
337 to 348                     9   1,276,925.30     0.45  8.1982 85.343     14     69.843   38.700   28.322      657  64.371   0.000
349 to 360                 1,514  200170683.470   70.070   7.608 87.384  2.000     75.189   13.656    7.082  638.000  72.871   0.080
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Min: 50
Max: 360
Weighted Average: 308


                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Seasoning (Months)         Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
0                            160     18,034,824        6       8     87      0         73        9        6      623      73       4
1 to 12                    2,565 263,818,233.82    92.35  7.8549 87.214      3     74.921   13.041    6.800      639  72.277   7.969
13 to 24                      50    3808688.020    1.330   8.798 83.523 16.000     61.474   11.254    8.302  643.000  63.798  12.715
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Min: 1
Max: 24
Weighted Average: 3

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV
Property Type              Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80
Single Family              2,452    247,144,973       87       8     88      2         76       11        4      638      75
Duplex                       125  18,245,128.47     6.39  7.7865 80.193      3     80.831   27.579   16.335      631  45.206
Condo                        131  13,628,625.77     4.77  7.9517 86.410      3     59.427   16.876   15.059      647  68.386
Quadruplex                    17   2,719,546.77     0.95  8.5564 82.446      3     44.062    4.137   63.895      647  42.130
Triplex                       17      1,888,673        1       9     80      2         63       27       73      649      51
Row Home                      23   1,145,875.40     0.40  8.5946 82.604      3     52.270   20.553   32.155      630  68.215
Townhouse                     10     888,923.83     0.31  8.8278 89.584      9     26.998   11.635    5.058      641  94.942
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222


                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV
Loan Purpose               Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80
Cashout                    1,952 213,176,333.86    74.63  7.7772 86.542      2    100.000   13.007    5.429      634  70.388
Purchase                     505  39,076,960.04    13.68  8.4511 91.354      3      0.000   12.649   13.140      660  79.503
Refinance (Rate/Term)        318  33,408,451.95    11.70  7.7041 86.117      2      0.000   11.298    7.616      643  75.412
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222


                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV
Occupancy Type             Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80
Owner Occupied             2,567 266,409,362.11    93.26  7.8355 87.773      3     75.674   11.786    0.000      637  74.848
Non Owner Occupied           181  16,334,018.44     5.72  8.2265 77.554      3     60.204   27.015  100.000      655  30.958
Second Home                   27   2,918,365.30     1.02  8.1243 84.071      3     59.614   21.664  100.000      689  63.454
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV
Documentation Type         Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80
Full Doc                   2,423 241,216,454.98    84.44  7.8484 88.699      2     74.753    0.000    5.287      636  77.933
SI                           284  36,444,899.20    12.76  7.8715 77.963      3     76.081  100.000   13.843      655  35.177
AIV                           54   6,239,658.19     2.18  8.1372 83.885      3     55.404    0.000   21.601      633  72.244
Lite                          14   1,760,733.48     0.62  8.3682 76.763      5     95.096    0.000    6.096      617  56.605
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Credit Grade               Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
A                          2,283 230,619,746.31    80.73  7.8382 89.135      3     72.160   14.825    7.826      653  76.869   9.041
B                            406  46,888,917.47    16.41  7.8718 80.153      2     85.567    4.811    2.312      581  58.570   2.909
C                             86   8,153,082.07     2.85  8.4382 71.248      3     81.448    0.000    1.458      569  19.296   0.313
Total:                     2,775  285661745.850  100.000   7.861 87.151  3.000     74.625   12.758    6.740  638.000  72.222   7.786

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV
Geographic Location        Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80
California                   320  40,343,413.38    14.12  7.8315 83.765      3     70.718   23.098    5.741      643  56.880
New York                     134  23,272,658.35     8.15  7.3578 81.843      2     87.450   25.097    1.789      622  61.505
Pennsylvania                 240  18,390,058.53     6.44  8.0737 85.617      3     60.740    9.181   14.727      640  68.896
Maryland                     134  16,012,059.74     5.61  7.7042 87.899      2     78.732    5.509    3.876      629  79.125
North Carolina               152  15,562,821.12     5.45  7.9394 89.584      3     74.402    7.602    4.918      635  82.033
New Jersey                   107  14,118,645.22     4.94  8.2564 81.925      2     59.212   12.823   24.011      632  55.573
Virginia                     110  13,160,397.02     4.61  7.5738 91.603      2     82.998    8.877    3.412      647  81.307
Illinois                     101     11,906,892        4       8     88      2         79       20        4      633      69
Massachusetts                 80  10,967,486.41     3.84  7.8715 80.552      2     87.282   30.808    6.304      630  56.234
Indiana                      110   9,992,098.63     3.50  7.3026 92.355      2     88.128    3.481    1.287      642  85.069
Missouri                     125   9,206,857.95     3.22  8.2444 90.258      3     70.754    1.986   16.716      644  84.369
South Carolina                96      8,948,512        3       8     90      2         81        8        0      635      86
Michigan                     112   8,273,092.84     2.90  7.9632 84.944      2     79.315    9.758    1.619      628  62.989
Kentucky                      90   8,103,070.63     2.84  7.4566 93.211      2     85.984    5.367    1.509      647  89.104
Connecticut                   60   7,807,553.08     2.73  7.9638 88.396      3     68.832   16.954   10.301      640  81.788
Tennessee                     74   6,588,802.73     2.31  7.7900 91.209      2     64.801    2.887    1.450      639  84.155
Florida                       72   6,466,464.21     2.26  7.8558 88.329      3     76.293   10.967    5.189      635  71.752
Kansas                        72   5,968,867.84     2.09  8.2724 92.109      2     67.031    4.978    2.787      645  88.456
Colorado                      54   5,442,867.04     1.91  8.1155 91.573      3     72.679    8.306    0.000      642  86.588
Arizona                       63   5,099,303.94     1.79  8.0012 91.459      2     81.247    8.588    5.168      649  80.838
Ohio                          69   5,106,130.52     1.79  8.0227 88.122      3     64.995   14.884   17.541      655  77.673
Minnesota                     25   4,407,684.85     1.54  7.4761 91.429      2     86.499   13.738    8.610      654  82.947
Washington                    41   3,133,112.26     1.10  8.2293 90.929      2     74.967    1.148    4.441      638  75.021
Nevada                        32   3,112,270.28     1.09  8.1936 91.179      3     58.132    2.082   13.795      653  87.144
Utah                          28   2,874,970.56     1.01  8.1319 96.310      3     72.125    3.587    3.757      660  96.413
Rhode Island                  30   2,660,047.60     0.93  8.3606 81.115      2     81.113   14.408    7.082      609  57.734
Delaware                      28   2,613,162.15     0.91  7.6943 82.450      4     73.655    5.424   10.664      636  62.215
South Dakota                  39   2,515,419.57     0.88  8.1827 87.355      3     77.604    5.275   15.799      653  61.584
Iowa                          28   2,140,744.53     0.75  7.8451 91.707      3     70.620    0.000    3.142      660  80.281
Oregon                        24   1,736,103.85     0.61  8.2554 91.574      3     47.600    0.000    0.000      642  86.196
Wisconsin                     22   1,656,486.66     0.58  8.0421 86.586      1     42.261    7.440    1.688      656  82.765
Oklahoma                      21   1,502,061.70     0.53  8.3275 87.060      4     94.008    0.000   15.552      644  72.321
Nebraska                      22   1,486,226.24     0.52  8.3366 89.677      3     90.386    0.000    0.000      676  86.522
Texas                         10   1,313,247.07     0.46  7.8130 89.669      3      7.887   19.102    0.000      630  87.472
New Mexico                    13   1,078,934.99     0.38  8.1122 86.600      3     86.193    9.608    0.000      614  76.371
Montana                       11     832,731.14     0.29  8.5174 78.421      4     62.377   11.957   62.796      648  37.204
Idaho                         11     566,359.93     0.20  8.2999 78.845      3     48.801    0.000   15.868      703  43.982
North Dakota                   7     474,703.79     0.17  8.3165 86.926      5     64.569   18.177    0.000      658  81.823
Georgia                        2     386,954.39     0.14  7.9814 99.241      4     46.272    0.000    0.000      622 100.000
New Hampshire                  4     317,018.36     0.11  7.7945 89.362      4     80.160    0.000    0.000      660 100.000
Maine                          2     115,452.99     0.04  7.6599 97.419      1    100.000    0.000    0.000      662 100.000
Total:                     2,775 285,661,745.85   100.00  7.8608 87.151      3     74.625   12.758    6.740      638  72.222


Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

                                               Percent of
Prepayment Penalty                Principal    Principal                                           % NOO &          % CLTV % Second
Period (Months)            Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
No Prepayment
Penalty                      859  64,298,916.13    22.51  8.2725 86.415      3     63.765    8.545   11.631      639  70.575  12.883
12                           237  35,856,624.06    12.55  7.6133 83.896      2     82.427   23.381    2.470      629  64.277   6.819
24                           210  18,847,970.73     6.60  8.2105 91.632      2     63.771   13.598    2.230      646  80.493  18.130
36                         1,458 165,843,646.00    58.06  7.7101 87.607      3     78.437   11.991    6.312      640  73.556   4.732
42                             1     181,885.60     0.06  8.2500 90.000     14    100.000    0.000    0.000      689 100.000   0.000
60                            10     632,703.33     0.22  9.0338 92.409      8     53.105   18.610    0.000      634  85.858  38.924
Total:                     2,775 285,661,745.85   100.00  7.8608 87.151      3     74.625   12.758    6.740      638  72.222   7.786

Min: 12
Max: 60
Weighted Average: 31


                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Loan Type                  Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
BALL 5                         1      59,489.90     0.02  9.5000 75.000     10      0.000    0.000    0.000      642   0.000   0.000
BALL10                         3     418,747.27     0.15  8.8272 66.436      3     29.932    0.000   53.442      642   0.000   0.000
BALL15                       553  46,322,662.82    16.22  8.3331 88.179      3     70.472    9.513    6.605      640  75.293  20.560
FR10                          33   1,223,235.31     0.43  8.5390 80.804      3     91.356    2.379    3.903      614  58.391  44.129
FR15                         357  17,112,001.84     5.99  8.6642 83.887      3     74.170   11.282    4.864      637  63.515  32.600
FR20                         299  18,658,641.27     6.53  8.5759 86.078      3     79.409   12.057    2.950      637  68.426  34.379
FR25                           2     371,394.58     0.13  7.2431 90.000      5    100.000    0.000    0.000      640 100.000   0.000
FR30                       1,524 201,471,305.89    70.53  7.6120 87.369      2     75.146   13.813    7.216      638  72.808   0.079
FR5                            3         24,267        0      11     98      4         43        0        0      677     100     100
Total:                     2,775    285,661,746      100       8     87      3         75       13        7      638      72       8


Index Name

Gross Margins Distribution

Max Rate Distribution

Floor Rate Distribution

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

EQUITY ONE 2003-3                                            WACHOVIA SECURITIES
Fixed; Freddie Mac Eligible Loans                                  2,775 records
                                                            Balance: 285,661,746
================================================================================

Initial Periodic Rate Cap Distribution

Subsequent Periodic Rate Cap Distribution

Months to Next Adjustment Distribution

                                               Percent of
                                   Principal    Principal                                           % NOO &          % CLTV % Second
Balloon Term Distribution  Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home    FICO   > 80    Lien
60                             1      59,489.90     0.13  9.5000 75.000     10      0.000    0.000    0.000      642   0.000   0.000
120                            3     418,747.27     0.89  8.8272 66.436      3     29.932    0.000   53.442      642   0.000   0.000
180                          553  46,322,662.82    98.98  8.3331 88.179      3     70.472    9.513    6.605      640  75.293  20.560
Total:                       557  46,800,899.99   100.00  8.3390 87.968      3     70.020    9.416    7.015      640  74.524  20.350


                                               Percent of
                                   Principal    Principal                                           % NOO &        % CLTV % Second
MGIC MI coverage           Count    Balance      Balance   WAC   CLTV       Age  % Cashout % Stated 2nd Home  FICO   > 80    Lien
Eligible                    835   109,526,894.69   38.34   7.5770  89.761     2   66.622    8.890    5.092    641   100.000   0.000
Not Eligible              1,940   176,134,851.16   61.66   8.0374  85.527     3   79.602   15.163    7.764    637    54.949  12.627
Total:                    2,775   285,661,745.85  100.00   7.8608  87.151     3   74.625   12.758    6.740    638    72.222   7.786

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.